UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported):
December 2, 2010
COCA-COLA BOTTLING CO. CONSOLIDATED
(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices) (Zip Code)
(704) 557-4400

(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On December 2, 2010, the Board of Directors of Coca-Cola Bottling Co. Consolidated (the “Company”) appointed Dr. William H. Jones to the Company’s Board of Directors. The appointment will become effective on January 1, 2011. Dr. Jones will also serve on the Audit Committee and the Finance Committee of the Board of Directors.
     Dr. Jones serves as president of Columbia International University located in Columbia, South Carolina.
     On December 2, 2010, Mr. Ned R. McWherter submitted his resignation to the Company’s Board of Directors. His resignation is effective as of December 31, 2010.
     The Company issued a news release on December 3, 2010, announcing the changes to its Board of Directors, a copy of which is attached hereto as Exhibit 99.1.
Item 9.01. Financial Statements and Exhibits.
          (d) Exhibits.

99.1	News release issued on December 3, 2010, reporting the resignation of Mr. Ned R. McWherter from the Board of Directors of Coca-Cola Bottling Co. Consolidated, effective December 31, 2010 and the appointment of Dr. William H. Jones, effective January 1, 2011.

Signature
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)
Date: December 3, 2010	BY:	/s/ Umesh M. Kasbekar
Umesh M. Kasbekar
Senior Vice President, Planning and Administration

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Event Reported:	Commission File No:
December 2, 2010	0-9286
COCA-COLA BOTTLING CO. CONSOLIDATED
EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News release issued on December 3, 2010, reporting the resignation of Mr. Ned R. McWherter from the Board of Directors of Coca-Cola Bottling Co. Consolidated, effective December 31, 2010 and the appointment of Dr. William H. Jones, effective January 1, 2011.